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                                                                    EXHIBIT 4.5


SERIES A PREFERRED STOCK   (RENT-A-CENTER, INC. LOGO)   SERIES A PREFERRED STOCK

                               RENT-A-CENTER, INC.

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

NUMBER
R                                                                         SHARES

THIS CERTIFICATE IS TRANSFERABLE IN       CUSIP  76009N 20 9
RIDGEFIELD PARK, NJ OR NEW YORK, NY       SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the REGISTERED HOLDER of

FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A PREFERRED STOCK OF THE PAR VALUE OF $.01 PER SHARE OF

RENT-A-CENTER, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Corporation's Amended Restated Certificate of Incorporation and any amendments thereof, copies of which are on file at the office of the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

                                   Dated:
                                   COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                             TRANSFER AGENT AND REGISTRAR

                                        BY:
                                           -------------------------------------
                                                     AUTHORIZED SIGNATURE

/s/  MARK E. SPEESE                     /s/  DAVID M. GLASGOW

PRESIDENT                               SECRETARY

                                        [SEAL]

AMERICAN BANK NOTE COMPANY                    DEC 30, 1998 fm
3504 ATLANTIC AVENUE
SUITE 12                                      060196fc-B
LONG BEACH, CA 90807
(562) 989-2333
(FAX) (562) 426-7450                  270-19X    Proof  /s/   [ILLEGIBLE]  REV 1



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                               RENT-A-CENTER, INC.

         The Corporation will furnish, without charge, to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        --  as tenants in common                       UNIF GIFT MIN ACT --________ Custodian _______
TEN ENT        --  as tenants by the entireties                                    (Cust)            (Minor)
JT TEN         --  as joint tenants with right                                  Under Uniform Gifts to Minors
                    of survivorship and not as                                  Act__________________________
                    tenants in common                                                        (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]
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Please print or typewrite name and address including postal zip code of assignee
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                           Shares of the capital stock represented by the within
--------------------------
Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation will full power of substitution in the premises.

Dated                                    X
      -----------------------             --------------------------------------
                                                       (Signature)
                                         X
                                          --------------------------------------
                                                       (Signature)
                                           -------------------------------------
NOTICE:  THE SIGNATURES TO THIS            THE SIGNATURES MUST BE GUARANTEED BY
ASSIGNMENT MUST CORRESPOND WITH THE        AN ELIGIBLE GUARANTOR INSTITUTION
NAME(S) AS WRITTEN UPON THE FACE OF        (BANKS, STOCKBROKERS, SAVINGS AND
THE CERTIFICATE IN EVERY PARTICULAR        LOAN ASSOCIATIONS AND CREDIT UNIONS
WITHOUT ALTERATION OR ENLARGEMENT          WITH MEMBERSHIP IN AN APPROVED
OR ANY CHANGE WHATEVER.                    SIGNATURE GUARANTEE MEDALLION
                                           PROGRAM), PURSUANT TO S.E.C. RULE
                                           17Ad-15.

                                           SIGNATURE(S) GUARANTEED BY:

                                           X
                                            ----------------------------------
                                           -------------------------------------

AMERICAN BANK NOTE COMPANY   DEC 29, 1998 fm
3504 ATLANTIC AVENUE
SUITE 12                            061096bk-A/B
LONG BEACH, CA 90807
(562) 989-2333
(FAX) (562) 426-7450                Proof   /S/ ILLEGIBLE              NEW
3108062
303:15237-218